EXHIBIT 10.5

OTI AMERICA, INC.
STOCK COMPENSATION PROGRAM


1. PURPOSE. The purpose of the OTI America, Inc. Stock Compensation Program ("Program") is to increase stockholder value and to advance the interests of OTI America, Inc. (a Delaware Corporation) and its subsidiaries (collectively, the "Company") by providing a variety of economic incentives designed to attract, retain, and motivate officers and other key employees and by strengthening the mutuality of interest between such employees and the Company's stockholders. As used in this Program, the term "subsidiary" means any business, whether or not incorporated, in which the Company has a direct or indirect ownership interest.

2.       ADMINISTRATION.

         2.1 Administration by Committee. The Program will be administered by the committee (the "Committee") appointed by the Board of the Company from among its members provided, however, that if the common shares of the Company (the "Common Shares") are at any time registered under the Securities Exchange Act of 1934, members of the Committee must qualify as non-employee directors within the meaning of Securities and Exchange Commission Regulation ss. 240.16b-3 and, to the extent necessary, Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Except as so limited, the entire Board or the Compensation Committee thereof may, if the Board so elects, act as the Committee. In addition the Company may exercise any or all authority otherwise delegated to the Committee under the terms of the Program with respect to the grant or administration of incentives made to or held by persons who, at the time of the exercise of such authority, are not subject to Section 16(a) of the Exchange Act. The Committee is authorized, subject to the provisions of the Program, to establish such rules and regulations as it deems necessary for the proper administration of the Program and to make such determinations and interpretations and to take such action in connection with the Program and any Awards granted hereunder as it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all Participants and their legal representatives. Subject to the provisions of the Program, the Committee shall also have the authority to (a) grant Awards (as defined in Section 4.1) under the Program, in such forms and amounts and subject to such terms and conditions as it deems appropriate, including, without limitation, Awards which are made in combination with or in tandem with other Awards (whether or not contemporaneously granted) or compensation or in lieu of current or deferred compensation and (b) modify the terms of, cancel and reissue, or repurchase Awards; provided, however, that in no event shall the Committee cancel any outstanding stock option for the purpose of reissuing an option to the option holder at a lower exercise price. The Committee shall comply with all applicable law in administering the Program. No member of the Board, no member of the Committee and no employee of the Company shall be liable for any act or failure to act hereunder, by any other member or employee or by any agent to whom duties in connection with the administration of this Program have been delegated or, except in circumstances involving his bad faith, gross negligence or fraud, for any act or failure to act by the member or employee.

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3.       PARTICIPATION. Subject to the terms and conditions of the Program, the
         Committee shall designate from time to time the officers and key employees of the Company who shall receive Awards under the Program ("Participants"). Participation, the grant of Awards and any related performance goals for persons subject to Section 16(a) of the Exchange Act must be determined by the Committee. Designation of a Participant in any year shall not require the Committee to designate such person to receive an Award in any other year or, once designated, to receive the same type or amount of Awards as granted to the Participant in any year. The Committee shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Awards.


4.       SHARES SUBJECT TO THE PROGRAM.

         4.1 Types of Stock Options and Number of Shares Reserved. Incentives under the Program may be granted in any one or a combination of (a) Stock Options, including Incentive Stock Options (as described in Section 422 of the Code) and non-qualified stock options, (b) Stock Appreciation Rights,
                  (c) Restricted Stock, all as described below (each an "Award and, collectively, all being the "Awards"). Subject to adjustment in accordance with subsections 4.2 and 4.3, the aggregate number of shares of "Common Stock" available for Stock Options or Restricted Stock under the Program shall be 1,500 shares, or 15% of the existing number of authorized shares as of the date hereof.

         4.2      Reissuance of Shares.

                  (a) In the event of the exercise or termination (by reason of forfeiture, expiration, cancellation, surrender, or otherwise) of any Stock Option under the Program, that number of shares of Common Stock that was subject to the Stock Option but not delivered shall be available again for Awards under the Program.

                  (b) In the event that shares of Common Stock are delivered under the Stock Options or Restricted Stock granted under the Program and are thereafter forfeited or reacquired by the Company pursuant to rights reserved upon the stock grant thereof, such forfeited or reacquired shares shall be available again for issuance under the Program.

         4.3 Adjustments to Shares Reserved. In the event of any merger, consolidation, reorganization, recapitalization, spinoff, stock dividend, stock split, reverse stock split, exchange, or other distribution with respect to shares of Common Stock or other change in the corporate structure or capitalization affecting the Common Stock (including an increase in the number of shares if the Common Stock is registered under the Securities Act of 1933, the type and number of shares of stock which are or may be subject to Awards under the Program and the terms of any outstanding Awards (including the price at which shares of stock may be issued pursuant to an outstanding incentive) shall be equitably adjusted by the Committee, in its sole discretion, to preserve the value of incentives awarded or to be awarded to Participants under the Program.

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5.       STOCK OPTIONS.

         5.1 Awards. Subject to the terms and conditions of the Program, the Committee shall designate the individuals to whom incentive stock options or non-qualified stock options ("Stock Options") to purchase shares of Common Stock are to be awarded under the Program and shall determine the number, type, and terms of the Stock Options to be awarded to each of them. No Incentive Stock Option shall be awarded later than 10 years after the earlier of the date the Program is approved by the Company or its shareholders. Each Stock Option granted hereunder shall have such per-share exercise price as the Committee may determine at the date of grant provided, however, that the per-share exercise price for Incentive Stock Options shall not be less than 100% of the Fair Market Value of the Common Shares on the date the option is granted. Each Stock Option awarded under the Program shall be a "Nonqualified Stock Option" for tax purposes unless the Stock Option satisfies all of the requirements of Section 422 of the Code, and the Committee designates such Stock Option as an "Incentive Stock Option". Incentive Stock Options may only be granted to employees of the Company.

         5.2 Exercise Period. Stock Options granted under the Program shall be exercisable at such times and subject to such terms and conditions as shall be determined by the Committee. In addition, Nonqualified Stock Options shall be exercisable not later than twenty (20) years after the date they are granted and Incentive Stock Options shall be exercisable not later than ten (10) years after the date they are granted. All Stock Options shall terminate at such earlier times and upon such conditions or circumstances as the Committee shall in its discretion set forth in such option at the date of grant.

         5.3 Manner of Exercise. A Stock Option may be exercised by notice to the Company specifying the number of shares of Common Stock to be purchased and shall be accompanied by payment of the option price by check or, in the discretion of the Committee, by the delivery of shares of Common Stock then owned by the Participant or certification of such ownership. In the discretion of the Committee, payment may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price.

         5.4 Dividend Equivalents. The Committee may grant dividend equivalents in connection with any Stock Option granted under this Program. Such dividend equivalents may be payable in cash or in shares of Common Stock upon such terms and conditions as the Committee in its sole discretion deems appropriate.

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         5.5      Limitations on Incentive Stock Options. Incentive Stock
                  Options may be granted only to Participants who are employees of the Company or one of its subsidiaries (within the meaning of Section 424(f) of the Code) at the date of grant. The aggregate Fair Market Value (determined as of the time the option is granted) of the Common Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all option Programs of the Company) shall not exceed $100,000. Incentive Stock Options may not be granted to any Participant who, at the time of grant, owns stock possessing (after the application of the attribution rules of Section 424(d) of the
                  Code) more than 10% of the total combined voting power of all classes of stock of the Company, unless the option price is fixed at not less than 110% of the Fair Market Value of the Common Shares on the date of grant and the exercise of such option is prohibited by its terms after the expiration of five
                  (5) years from the date of grant of such option.

         5.6 Redesignation as Nonqualified Stock Options. Options designated as "incentive stock options" that fail to continue to meet the requirements of Section 422 of the Code shall be redesignated as nonqualified options for Federal income tax purposes automatically without further action by the Committee on the date of such failure to continue to meet the requirements of Section 422 of the Code.

         5.7 Limitation of Rights in Shares. The recipient of a Stock Option shall not be deemed for any purpose to be a shareholder of the Company with respect to any of the shares subject thereto except to the extent that the Stock Option shall have been exercised and, in addition, a certificate shall have been issued and delivered to the Participant.

6.       STOCK APPRECIATION RIGHTS AND PHANTOM STOCK.

         6.1 Grant of SARs. Subject to the terms and conditions of the Program, the Committee shall designate the employees to whom stock appreciation rights ("SARs") are to be awarded under the Program and shall determine the number, type and terms of the SARs to be awarded to each of them. An SAR may be granted in tandem with a Stock Option granted under the Program, or the SAR may be granted on a free-standing basis. Tandem SARs may be granted either at or after the date of a stock option's grant (up to 6 months prior to its expiration), provided that, in the case of an Incentive Stock Option a tandem SAR may be granted only at the date of the grant of such option.

         6.2 Entitlement to Appreciation. Each SAR will entitle the holder to elect to receive the appreciation in the Fair Market Value of the shares subject thereto up to the date the right is exercised. In the case of a right issued in relation to a Stock Option, such appreciation shall be measured from not less than the option price.

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         6.3      Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the shares subject to the related option upon the surrender of the right to exercise the equivalent portion of the related option. A tandem SAR shall terminate and no longer be exercisable upon termination or exercise of the related stock option. A tandem SAR may be exercised only with respect to the shares for which its related option is then exercisable.

         6.4 Exercise of Free-Standing SARs. Free-standing SARs may be exercised upon such terms and conditions as the Committee, in its sole discretion, determines.

         6.5 Reduction of Shares Issuable. Exercise of an SAR shall reduce the number of shares issuable under the Program (and the related option, if any) by the number of shares with respect to which the right is exercised.

         6.6 Term of SARs. The term of an SAR granted under the Program shall be determined by the Committee in its sole discretion; provided, however, that such term shall not exceed the option term in the case of a tandem SAR, or twenty (20) years in the case of a free-standing SAR.

         6.7 Payment of SAR Amount. Upon exercise or settlement of a Participant's SARs, the Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

                  (a) The excess of the Fair Market Value of a share of Common Stock on the date of exercise or settlement over the Fair Market Value of one share of Common Stock as of the date the SARs were awarded by

                  (b)      The number of SARs exercised or settled.

                  At the discretion of the Committee, the payment to be made upon the exercise or settlement of the SARs may be in cash, by a promissory note issued by the Company, in shares of Common Stock of equivalent value, or in some combination thereof, but Payment of such appreciation shall be made in cash or in Common Shares, or a combination thereof, but payment of such appreciation shall be made in cash or in Common Shares, or a combination thereof, as determined in the sole discretion of the Committee at the time of payment or as set forth in the award, but no SAR shall entitle the holder to receive, upon exercise thereof, more than the number of Common Shares (or cash of equal value) with respect to which the right is granted.

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7.       RESTRICTED STOCK.

         7.1 Awards. Subject to the terms and conditions of the Program, the Committee shall designate the employees to whom shares of Common Stock, subject to transfer and forfeiture restrictions (as more fully described below ("Restricted Stock")), shall be awarded or sold under the Program and determine the number of shares and the terms and conditions of each such award.

         7.2 Restrictions. All shares of Restricted Stock shall be subject to such restrictions as the Committee may determine, including, without limitation, any of the following:

                  (a) a prohibition against the sale, assignment, transfer, pledge, hypothecation, or other encumbrance of the shares of Restricted Stock for a specified period;

                  (b) a requirement that the holder of shares of Restricted Stock forfeit (or in the case of shares sold to a Participant, resell to the Company at his or her cost) such shares in the event of termination of his or her employment during any period in which such shares are subject to restrictions; or

                  (c) a prohibition against employment of the holder by any competitor of the Company or against such holder's dissemination of any confidential information belonging to the Company.

                  All restrictions shall expire at such time as the Committee shall specify.

         7.3 Stockholder Rights. Shares of Restricted Stock shall be registered in the name of the Participant. Each Participant who has been awarded shares of Restricted Stock shall have such rights of a stockholder with respect to such shares as the Committee may designate at the time of the award, including the right to vote such shares and the right to receive dividends paid on such shares. Unless otherwise provided by the Committee, stock dividends or non-cash dividends and any other securities distributed with respect to Restricted Stock shall be subject to the same restrictions and other terms and conditions as the Restricted Stock to which they are attributable.

         7.4 Lapse of Restrictions. Shares of Restricted Stock will be delivered free of all restrictions to the Participant (or to the Participant's legal representative, beneficiary, or heir) when the shares are no longer subject to forfeiture or restrictions on transfer.

8.       GENERAL.

         8.1 Effective Date. The Program will become effective upon its approval by the Company's stockholders.

         8.2 Duration. The Program shall remain in effect until all Awards granted under the Program have been satisfied by the issuance of shares of Common Stock, lapse of restrictions or the payment of cash, or have been terminated in accordance with the terms of the Program or the grant thereof. No Incentive Stock Option may be granted under the Program after the tenth anniversary of its effective date.

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         8.3      Non-transferability of Awards. Each Award granted under the
                  Program to a Participant shall not be transferable by him otherwise than by law or by will or the laws of descent and distribution, and shall be exercisable, during his lifetime, only by him. In the event of the death of a Participant while the Participant is rendering services to the Company, each Stock Option or SAR theretofore granted to him shall be exercisable during such period after his death as the Committee shall in its discretion set forth in such option or right at the date of grant (but not beyond the stated duration of the option or right) and then only:

                  (a) by the executor or administrator of the estate of the deceased Participant or the person or persons to whom the deceased Participant's rights under the Stock Option or SAR shall pass by will or the laws of descent and distribution; and

                  (b) to the extent that the deceased Participant was entitled to do so at the date of his death.

                  Notwithstanding anything stated in the immediately preceding paragraph, in the discretion of the Committee, Awards granted hereunder may be transferred to members of the Participant's immediate family (which for purposes of this Program shall be limited to the Participant's children, grandchildren and spouse), or to one or more trusts for the benefit of such family members or partnerships in which such family members and/or trusts are the only partners, but only if the Award expressly so provides.

         8.4      Compliance with Applicable Law and Withholding.

                  (a) Awards under the Program may also be subject to such other provisions (whether or not applicable to any other Awards under the Program) as the Committee determines appropriate, including without limitation, provisions for the installment purchase of Common Shares under Stock Options, provisions for the installment exercise of Stock Appreciation Rights, provisions to assist the Participant in financing the acquisition of Common Shares, provisions for the forfeiture of, or restrictions on resale or other disposition of Shares acquired under any form of Award, provisions for the acceleration of exercisability or vesting of Awards in the event of a change of control of the Company, provisions for the payment of the value of Awards to Participants in the event of a change of control of the Company, provisions for the forfeiture of, or provisions to comply with Federal and state securities laws, or understandings or conditions as to the Participant's employment in addition to those specifically provided for under the Program.

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                  (b)      If, at any time, the Company, in its sole discretion,
                           determines that the listing, registration, or qualification of any type of incentive, or the shares of Common Stock issuable pursuant thereto, is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable, the issuance of shares of Common Stock pursuant to any incentive, or the removal of any restrictions imposed on shares subject to an incentive, may be delayed until such listing, registration, qualification, consent, or approval is effected.

                  (c) All payments or distributions made pursuant to the Program shall be net of any amounts required to be withheld pursuant to applicable federal, state and local income and/or employment tax withholding requirements. If the Company proposes or is required to distribute Common Shares pursuant to the Program, it may require the recipient to remit to it an amount sufficient to satisfy such tax withholding requirements prior to the delivery of any certificates for such Common Shares. The Committee may, in its discretion and subject to such rules as it may adopt, permit an optionee or award or right holder to pay all or a portion of the federal, state and local withholding taxes arising in connection with (a) the exercise of a Nonqualified Stock Option or a Stock Appreciation Right, (b) the receipt or vesting of Stock Awards, or (c) the receipt of Common Shares, by electing to have the Company withhold Common Shares having a Fair Market Value equal to the amount of taxes required to be withheld.

         8.5 No Continued Employment. A Participant's right, if any, to continue to serve the Company as an officer, employee, or otherwise, shall not be enlarged or otherwise affected by his designation as a Participant under the Program, nor shall this Program in any way interfere with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Award.

         8.6 Treatment as a Stockholder. No Award granted to a Participant under the Program shall create any rights in such Participant as a stockholder of the Company until shares of Common Stock related to the Award are registered in the name of the Participant.

         8.7 Duration, Amendment and Termination of the Program. No Award shall be granted after __________, 2010; provided, however, that the terms and conditions applicable to any Award granted prior to such date may thereafter be amended or modified by mutual agreement between the Company and the Participant or such other persons as may then have an interest therein. Also, by mutual agreement between the Company and a Participant, under this Program or under any other present or future Program of the Company, Awards may be granted to such Participant in substitution and exchange for, and in cancellation of, any Awards previously granted such Participant under this Program, or any other present or future Program of the Company. The Board of Directors may amend the Program from time to time or terminate the Program at any time, subject to any requirement of stockholder approval required by applicable law, rule or regulation. The Board of Directors may amend, suspend, or discontinue the Program at any time; provided, however, that no amendment, suspension or discontinuance shall adversely affect any outstanding benefit and if any law, agreement or exchange on which Common Stock of the Company is traded requires stockholder approval for an amendment to become effective, no such amendment shall become effective unless approved by vote of the Company's stockholders.

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         8.8      Acceleration of Incentives. Notwithstanding any provision in this Program to the contrary or the normal terms of vesting in any Award, (a) the restrictions on all shares of Restricted Stock shall lapse immediately, (b) all outstanding Stock Options and SAR's will become exercisable immediately, and (c) all performance goals shall be deemed to be met and payment made immediately if a Change in Control occurs. For purposes of this Program, a "Change in Control" shall have occurred if:

                  (1) any "Person", as such term is used in Section 13(d) and 14(d) of the Exchange Act (other than the Company, any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, and any trustee or other fiduciary, holding securities under an employee benefit Program of the Company or such proportionately owned corporation), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing [20%] or more of the combined voting power of the Company' then outstanding securities;

                  (2) during any period of not more than 24 months, individuals who at the beginning of such period constitute the Board of Directors of the Company, and any new director (other than a director designated by a Person who has entered into an agreement with the Company to effect a transaction described in paragraph (1), (3), or (4) of this subsection 13.8) whose election by the board or nomination for election by the Company' stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

                  (3) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than [60%] of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person acquires more than [20%] of the combined voting power of the Company' then outstanding securities; or

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                  (4) the stockholders of the Company approve a Program of
                  complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of its assets (or any transaction having a similar effect).

                  The Committee may also determine, in its discretion, that a sale of a substantial portion of the Company' assets or one of its businesses constitutes a "Change of Control" with respect to incentives held by Participants employed in the affected operation.

         8.9 Definition of Fair Market Value. For purposes of this Program and any Awards hereunder, the Fair Market Value of Common Shares shall be the mean between the highest and lowest sale prices for the Company's Common Shares as reported on the NASDAQ National Market System (or such other consolidated transaction reporting system on which such Common Shares are primarily traded) on the date of calculation (or on the next preceding trading date if Common Shares were not traded on the date of calculation), provided, however, that for so long as the Company's Common Shares are not readily tradable on a national securities exchange or other market system, Fair Market Value shall mean its value as determined by an independent financial advisor under the principals outlined by IRS Rev. Rul. 59-60, and shall ignore any restrictions unless they will never lapse.

9. GOVERNING LAW. This Program and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware.

10.      APPROVAL. The Program is adopted by the Board of Directors on
______________.

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                                OTI AMERICA, INC.

                          STOCK OPTION AWARD AGREEMENT

                  THIS STOCK OPTION AWARD AGREEMENT (the "Agreement") is made this 4th of August 2000, (the "Award Date") by OTI America, Inc., a Delaware corporation (the "Company") to _________(the "Participant").

                  WHEREAS, the Board of Directors of the Company is of the opinion that the interests of the Company and its shareholders will be advanced by encouraging and enabling those officers, key employees and directors of the Company and its subsidiaries, upon whose judgment, initiative and efforts the Company is largely dependent for the successful conduct of the business of the Company to acquire a proprietary interest in the Company or increase their proprietary interest in the Company, thus providing them with a more direct stake in the Company's welfare and assuring a closer identification of their interests with those of the Company; and

                  WHEREAS, the Board believes that the acquisition of such an interest in the Company will stimulate the efforts of such persons during their association with the Company;

                  WHEREAS, this agreement is the memorialization of the agreement entered into between the Company and the Participant on the Award Date;

                  NOW, THEREFORE, in consideration of the premises and of the services required under Section 3, the Company hereby grants these options to the Participant on the terms hereinafter expressed:

                  1. ISO Option Grant. The Company grants to the Participant, as of the Award Date, an incentive stock option to purchase a total of 12 shares of common stock of the Company ("Common Stock") at the option price of $20.00 per share, which is not less than the fair market value of the Common Stock on the Award Date. This option is intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

                  2. NQSO Option Grant. The Company grants to the Participant, as of the Award Date, a non-qualified stock option ("NQSO") to purchase a total of 5 shares of common stock of the Company ("Common Stock") at the option price of $20.00 per share.

                  3. Time of Exercise. Either the ISO or the NQSO may be exercised (in the manner provided in Section 4 hereof) in whole or in part, from time to time after the date hereof, subject to the following limitations:

                  (a) Provided that the Participant has not incurred an event described in (c) below, the Participant may exercise one-fourth (1/4) of the options granted under paragraph (1) or (2) above after each of the first four anniversaries of the Award Date.

                  (b) Notwithstanding Section 3(a) hereof, the ISO and the NQSO shall immediately become exercisable (to the extent not previously exercised) as to 100% of the total shares covered by these options upon the occurrence of a Change in Control of the Company (as defined in the Program).

                  (c) The ISO may not be exercised (and shall then forever lapse) if any of the following occurs before the ISO is exercised:

                  (i) 90 days has elapsed from the termination of the Participant's employment by the Company or one of its subsidiaries for any reason other than death or Permanent Disability (as defined in Section 3(d) below) (and then only to the extent the Participant could have exercised this option on the date of such termination);

                  (ii) one year has elapsed from the termination of the Participant's employment by the Company or one of its subsidiaries due to death or Permanent Disability; or

                  (iii)  ten (10) years have elapsed from the Award Date.

                  (d) For purposes of the ISO, the Participant will be considered to have experienced a Permanent Disability if the Participant is unable to perform her duties with the Company or one of its subsidiaries by reason of illness, accident or other incapacity and does not engage in any occupation or employment for wage or profit for which the Participant is reasonably qualified by education, training, or experience.

                  (e) These options shall not be affected by leaves of absence approved in writing by the President of the Company or by any change of duties so long as the Participant continues to be an employee of the Company or one of its subsidiaries. Nothing in this option shall confer on the Participant any right to continue any relationship with the Company or to interfere with the right of the Company, subject to the terms of any separate contract to the contrary, to terminate the Participant's employment at any time.

                  4.  Exercise of Options.

                  (a) Subject to the provisions of Section 3 above, these options may be exercised by (and only by) appropriate notice in writing delivered to the Secretary of the Company at its corporate headquarters (or such other place as the Company may later locate its headquarters) and accompanied by:

                  (i) The full purchase price of the shares purchased payable by
         (1) a certified or cashier's check payable to the order of the Company and/or, (2) a promissory note which is then acceptable to the Company;

                  (ii) An executed Stock Transfer Restriction Agreement between the Company and the Participant or her successor in interest, whether determined by will or the laws of descent and distribution or otherwise; and

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
                  (iii) Such other documents or representations as the Company may reasonably request in order to comply with securities, tax or other laws then applicable to the exercise of the option.

                  (b) Payment of the option exercise price hereunder may, in the sole discretion of the Company, be made by delivering (or certifying as to ownership) certificates for shares of Common Stock of the Company which have been held by the Participant for at least six months (or such longer period as may be required to avoid a charge to earnings for financial reporting purposes) which are equal in value (based on their Fair Market Value on the date of surrender) to such purchase price or the portion thereof so paid. In addition, in the event Common Shares of the Company are registered under the Securities Exchange Act of 1934, payment of the option exercise price hereunder may, in the sole discretion of the Company, also be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. If an automatic conversion of the ISO occurs under Section 9, these provisions shall also apply to Parent.

                  (c) The exercise of an option is conditioned upon the Participant making arrangements satisfactory to the Company (or Parent) relating to any required withholding taxes attributable to such exercise. The Company (or Parent) may, in its sole discretion and subject to such rules and procedures as it may adopt, permit the Participant to satisfy any tax withholding obligation, in whole or in part, by electing to have the Company (or Parent) withhold shares of Common Stock received in connection with the exercise of this option having a Fair Market Value equal to the amount required to be withheld.

                  5. Nontransferability of ISO. Except as provided in Section 6, the ISO is not transferable by the Participant otherwise than by will or the laws of descent and distribution, and is exercisable, during the Participant's lifetime, only by him or her.

                  6. Death or Disability of the Participant. If the Participant dies or becomes Permanently Disabled while in the employ of the Company, this option may be exercised in whole or in part and from time to time, in the manner described in Section 4 hereof, in the case of death by her estate or the person to whom the option passes by will or the laws of descent and distribution or in the case of Permanent Disability by the person's legal representative or guardian, but only to the extent that the Participant could have exercised it on the date of her death or disability, and only within a period of (a) twelve months next succeeding the Participant's termination of employment due to death or Permanent Disability, or (b) ten years from the date hereof, whichever period is shorter.

                  7. Delivery of Certificates. If at any time during the option period the Company shall be advised by its counsel that shares deliverable upon exercise of the option are required to be registered under the Federal Securities Act of 1933, as amended, or under applicable state securities laws, or that delivery of the shares must be accompanied or preceded by a prospectus meeting the requirements of the Act or of any applicable state securities laws, delivery of shares by the Company may be deferred until registration is effected or a prospectus available or an appropriate exemption from registration is secured. The Optionee shall have no interest in the shares covered by this option unless and until certificates for the shares are issued following the exercise of this option.

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
                  8.  Adjustment Provisions.

                  If the Company shall at any time change the number of shares of its Common Stock without new consideration to the Company (such as by stock dividends or stock splits), the total number of shares then remaining subject to purchase hereunder shall be changed in proportion to such change in issued shares and the option price per share shall be adjusted so that the total consideration payable to the Company upon the purchase of all shares not theretofore purchased shall not be changed. Pursuant to Section 4.3 of the Program, the Committee may such other adjustments to the terms hereof in its sole discretion, as it believes are equitable.

                  9. Automatic Conversion of ISO for Shares of On Track Innovations, Ltd. If the parent corporation of OTI, On Track Innovations, Ltd. ("Parent"), becomes a listed security traded on any major U.S. stock exchange, the ISO granted under Section 1 hereof shall automatically become an ISO to purchase shares of common stock of Parent. Subject to the provisions of Section 8, in determining the number of shares of Parent which are acquired by exercise, the number of shares of the Company remaining subject to the grant under Section 1 shall be multiplied by 200, and the exercise price per share of Parent shall be sixteen dollars (US $16), the fair market value per share of Parent on the Grant Date. If such automatic conversion occurs, the provisions of this Agreement shall continue to apply after the Participant holds an ISO to acquire shares of Parent and Parent shall have all rights of the Company under this Agreement.

                  10. Election on Conversion of NQSO for Shares of Parent. If Parent becomes a listed security traded on any major U.S. stock exchange, the Participant may elect, within 90 days after such listing, to modify the NQSO to provide that he or she will acquire shares of common stock of Parent upon exercise. Subject to the provisions of Section 8, in determining the number of shares of Parent which are acquired by exercise, the number of shares of the Company remaining subject to the grant under Section 2 shall be multiplied by 200, and the exercise price shall be sixteen dollars (US$ 16), the fair market value per share of parent on the Grant Date. If the Participant makes the election under this Section 10, the provisions of this Agreement shall continue to apply after the Participant holds a NQSO to acquire shares of Parent and Parent shall have all rights of the Company under this Agreement.

                  11. Applicable Plan. These options are granted under and are subject to the terms and conditions of the Program. Any capitalized terms not defined herein shall be subject to the definitions set forth in the Program. If there are any inconsistencies between the terms of this agreement and the Program, the terms of the Program will govern.

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
                  IN WITNESS WHEREOF, the Company has caused these options to be granted on the date first above written.

OTI AMERICA, INC.                           ON TRACK INNOVATIONS, LTD.

By:______________________________           By:______________________________


ACCEPTED:_________________________________

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